UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 2, 2013

Viropro, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Delaware Avenue Suite 1212 Buffalo, NY	14202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 855-3611

N/A

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 1.01 Entry into a Material Definitive Agreement

On August 2, 2013, Viropro engaged Torreya Emerging Markets to identify potential partnerships for Viropro’s biosimilars on a global basis. Torreya EM is a boutique advisory firm focused on mergers and acquisitions, licensing, and commercialization of pharmaceutical products and medical devices in emerging markets. Torreya EM has a global reach with offices in Princeton, Washington D.C., Mexico City, Rio de Janeiro, Johannesburg, Riyadh, and Hong Kong.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September  18, 2013

VIROPRO, INC.

/s/ Cynthia Ekberg Tsai

Cynthia Ekberg Tsai, Chair and CEO